REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of ___________, 2008, is made and entered into by and among Orbit Acquisition Corp., a Delaware corporation (the “Company”), Orbit Holdings, LLC, a Delaware limited liability company (the “Sponsor”), the other parties listed under “Holders” on the signature page hereto and any person or entity who hereafter becomes a party to this Agreement as contemplated by Section 4.02 of this Agreement (each such party and the Sponsor, a “Holder” and collectively the “Holders”).

RECITALS

A. Pursuant to that certain initial unit subscription agreement, effective as of December 27, 2007, by and between the Company and the Sponsor (the “Initial Unit Subscription Agreement”), the Sponsor purchased an aggregate of 7,187,500 units, subject to certain adjustments, (the “Founders’ Units”), each consisting of one share (the “Founders’ Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant (the “Founders’ Warrants”) exercisable for one share of Common Stock at a price of $7.50 per share.

B. Pursuant to that certain sponsor’s warrant subscription agreement, dated February 26, 2008, by and between the Company and the Sponsor (the “Sponsor’s Warrants Subscription Agreement”), the Sponsor subscribed to purchase an aggregate of 6,000,000 warrants (the “Sponsor’s Warrants’’), each exercisable for one share of Common Stock at a price of $7.50 per share.

C. Pursuant to that certain securities assignment agreement, dated as of April [29], 2008, by and among the Sponsor and the other Holders (the “Securities Assignment Agreement”), the Sponsor assigned an aggregate of 86,250 Founders’ Shares, subject to certain adjustments, at cost to the other Holders.

D. The Company and the Holders desire to enter into this Agreement, pursuant to which the Company will grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions. The terms defined in this Article I shall have for all purposes of this Agreement the respective meanings set forth below:

“Adverse Disclosure” shall mean public disclosure of material non-public information, which disclosure, in the good faith judgment of the chief executive officer or principal financial officer of the Company after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) the Company has a bona fide business purpose for not publicly making it.

“Board” shall mean the Board of Directors of the Company.

“Common Stock” shall have the meaning given in the Recitals hereto.

“Demand Registration” shall mean a demand registration described in Section 2.01.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“Founders’ Shares” shall have the meaning given in the Recitals hereto.

“Founders’ Units” shall have the meaning given in the Recitals hereto.

“Founders’ Warrants” shall have the meaning given in the Recitals hereto.

“Initial Business Combination” shall mean a business combination with one or more target businesses that have an aggregate fair market value of at least 80% of the amount held in the Trust Account (excluding the amount held in the trust account representing the underwriters’ deferred commission in connection with the Offering) at the time of the signing of a definitive agreement in connection with such business combination.

“Initial Unit Subscription Agreement” shall have the meaning given in the Recitals hereto.

“Lock-up Period” shall mean, (a) with respect to the Founders’ Units, the Founders’ Shares, the Founders’ Warrants and any Common Stock issued upon exercise of the Founders’ Warrants (the “Additional Founders’ Shares”), the period ending 12 months after the date upon which the Company completes its Initial Business Combination or earlier if, subsequent to the Initial Business Combination (i) the last sales price of the Common Stock equals or exceeds $14.25 per share for any 20 trading days within any 30-trading day period beginning 90 days after the Initial Business Combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property and (b) with respect to the Sponsor’s Warrants and any Common Stock issued upon exercise of the Sponsor’s Warrants (the “Sponsor’s Shares” and together with the Additional Founders’ Shares, the “Additional Shares”), the period ending 90 days following the date upon which the Company completes its Initial Business Combination, in each of (a) and (b) above during which period such securities may not be transferred, assigned or sold.

“Long-Form Registration” shall mean a Registration effected through the filing with the SEC of a Form S-1 or any successor form or similar form for registration under the Securities Act.

“Maximum Number of Securities” shall have the meaning given in Section 2.04(a).

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus not misleading.

“Offering” shall mean the Company’s initial public offering of its units, with each unit consisting of one share of Common Stock and one warrant to purchase one share of Common Stock, pursuant to the Offering Registration Statement.

“Offering Registration Statement” shall mean the registration statement on Form S-1 (File No. 333-149404) filed with the SEC.

“Person” shall mean a natural person, partnership, corporation, business trust, association, joint venture or other entity or a government or agency or political subdivision thereof.

“Piggyback Registration” shall mean a piggyback registration described in Section 2.03.

“Pro Rata” shall have the meaning given in Section 2.04(a).

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Prospectus Date” shall mean the date of the final prospectus relating to the Offering filed with the SEC.

“Purchase Agreements” shall mean (a) the Sponsor’s Warrants Subscription Agreement, (b) the Securities Assignment Agreement and (c) the Initial Unit Subscription Agreement.

“Registrable Security” shall mean (a) the Founders’ Shares, (b) the Founders’ Warrants, (c) the Sponsor’s Warrants, (d) any Additional Shares and (e) any security of the Company issued or issuable with respect to any such share of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, as to any particular Registrable Security, such security shall be deemed to be a Registrable Security only if and so long as it is also deemed to be a Transfer Restricted Security.

“Registration” shall mean a Demand Registration, whether such Demand Registration is effected as a Long-Form Registration or a Short-Form Registration, and a Piggyback Registration.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority) and any securities exchange on which the Common Stock is then listed;

(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

(c) printing, messenger, telephone and delivery expenses;

(d) reasonable fees and disbursements of counsel for the Company;

(e) reasonable fees and disbursements of all independent certified public accountants of the Company incurred specifically in connection with such Registration; and

(f) reasonable fees and disbursements of one (1) counsel for the Requesting Holders, which counsel shall be selected by the Requesting Holders holding a majority of the Registrable Securities to be registered for offer and sale in the applicable Registration.

“Registration Statement” shall mean any registration statement which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holders” shall have the meaning given in Section 2.01.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Assignment Agreement” shall have the meaning given in the Recitals hereto.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and rules and regulations of the SEC promulgated thereunder.

“Short-Form Registration” shall mean a Registration effected through the filing with the SEC of a Form S-3 or any successor form or similar form for registration under the Securities Act.

“Sponsor” shall have the meaning given in the Recitals hereto.

“Sponsor’s Warrants” shall have the meaning given in the Recitals hereto.

“Sponsor’s Warrants Subscription Agreement” shall have the meaning given in the Recitals hereto.

“Transfer Restricted Security” shall mean an issued and outstanding security that has not been sold to or through a broker, dealer or underwriter in a public distribution or other public securities transaction or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144(k) promulgated thereunder (or any successor rule) other than Rule 144A.

“Trust Account” shall mean the trust account into which a portion of the net proceeds of the Offering and the proceeds from the private placement of the Sponsor’s Warrants will be deposited in accordance with the terms of the Offering as described in the Offering Registration Statement.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an underwriter in a firm commitment underwriting for distribution to the public.

“Warrant Exercise Restrictions” shall mean, (a) with respect to the Founders’ Warrants, the later of (i) the completion of the Initial Business Combination and (ii) 12 months from the date of the prospectus forming a part of the Offering Registration Statement, in each case, if and only when (x) the last sale price of the Common Stock equals or exceeds $14.25 per share for any 20 trading days within a 30-trading day period beginning 90 days after the Initial Business Combination, and (y) there is an effective registration statement covering the shares of Common Stock issuable upon exercise of the warrants included in the units sold in the Offering and (b) with respect to the Sponsor’s Warrants, the later of (i) the completion of the Initial Business Combination and (ii) 12 months from the date of the prospectus forming a part of the Offering Registration Statement, in each case, if and only when there is an effective registration statement covering the shares of Common Stock issuable upon exercise of the warrants included in the units sold in the Offering, unless such warrants have been redeemed by the Company.

ARTICLE II

REGISTRATIONS

2.01 Demand Registration. Subject to the restrictions set forth below, if at any time after the consummation of the Initial Business Combination, the Company shall receive from the Holders (the “Requesting Holders”) owning at least twenty-five percent (25%) of the then outstanding number of Registrable Securities for the class or classes for which Registration is being requested as of the date of the request, a written request to register at least fifteen percent (15%) of the aggregate number of Registrable Securities owned by all of the Requesting Holders as of the date of such request, then the Company will give notice of such request to all Holders within ten (10) days of receiving such request and shall effect as soon thereafter as practicable, and in any event within forty-five (45) days of the receipt of such request, the Registration under the Securities Act of all Registrable Securities which any Holder requests to be registered, subject to the provisions of Section 2.03 below. The Company shall not be obligated to effect, or to take any action to effect, any such Registration pursuant to this Section 2.01:

(a) subject to the provisions of Section 2.02 below, during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated Registration; provided that the Company has delivered notice of such Company-initiated Registration to the Holders prior to its receipt of the Holders’ written request for a Demand Registration and it continues to actively employ in good faith all reasonable efforts to cause such Registration Statement to become effective; or

(b) if the Holders have requested an Underwritten Registration, the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or

(c) if in the good faith judgment of the Board, such Registration would be seriously detrimental to the Company and the Board concludes, as a result, that it is essential to defer the filing of such Registration Statement at such time, and the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is, therefore, essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing (except as provided in subparagraph (a) above) for a period of not more than one hundred eighty (180) days after receipt of the request of the Holders; provided, however, that the Company shall not defer its obligation in this manner more than once in any 12-month period.

Notwithstanding the foregoing, the Company shall ensure that no such Registration shall become effective with respect to any Registrable Securities subject to an applicable Lock-up Period and/or Warrant Exercise Restriction until after the expiration of the applicable Lock-up Period and/or Warrant Exercise Restriction, as the case may be. Furthermore, the Company shall not be required to effect more than three (3) Registrations, which may be either Long-Form Registrations or Short-Form Registrations, under this Section 2.01 on behalf of the Holders; provided, however, that a Registration shall not be counted for such purposes unless such Long-Form Registration has become effective and all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Requesting Holders in such Long-Form Registration have been sold, in accordance with Section 3.01(a) of this Agreement; and provided, further, however, that the Company will not be obligated to effect any such Short-Form Registration:

(a) if Form S-3 is not available for such offering;

(b) if in the good faith judgment of the Board, such Registration would be seriously detrimental to the Company and the Board concludes, as a result, that it is essential to defer the filing of such Registration Statement at such time, and the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is, therefore, essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing (except as provided in subparagraph (a) above) for a period of not more than one hundred eighty (180) days after receipt of the request of the Holders; provided, however, that the Company shall not defer its obligation in this manner more than once in any 12-month period;

(c) if the Company has effected one (1) Short-Form Registration within the six (6) month period prior to the current request for Short-Form Registration; or

(d) if the Registrable Securities to be covered by such registration statement do not, in the aggregate, exceed $500,000.

2.02 Underwritten Offering. If a majority-in-interest of the Requesting Holders so elect and such Holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering. In such event, the right of any Holder to include its Registrable Securities in such Demand Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in the Underwritten Offering to the extent provided herein. The Holders of a majority of the class of Registrable Securities included in such Underwritten Offering shall, in consultation with the Company, have the right to select the managing Underwriter or Underwriters for the offering, subject to the right of the Company should it so choose to select one co-managing Underwriter reasonably acceptable to such Holders. All Requesting Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority-in-interest of the Holders initiating the Demand Registration and consistent with Section 3.03.

2.03 Piggyback Registration. Each time the Company decides to file a Registration Statement under the Securities Act (other than on Forms S-4 or S-8 or any successor form for the registration of securities issued or to be issued in connection with a merger or acquisition or employee benefit plan), the Company shall give written notice thereof to the Holders as soon as practicable but in no event less than ten (10) business days before the intended filing date, which notice shall disclose the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution and the name of the proposed managing underwriter or underwriters, if any. The Company shall include in such Registration Statement such Registrable Securities for which it has received written requests for registration within ten (10) business days after such written notice has been given, except as provided in Section 2.04 below. Notwithstanding the foregoing, the Company shall not include in such Registration Statement any Registrable Securities that are subject to an applicable Lock-up Period and/or Warrant Exercise Restriction.

2.04 Registration Cutback.

(a) Demand Registration Cutback. If the managing underwriter or underwriters for a Demand Registration that is to be an Underwritten Offering advises the Company and the Requesting Holders in writing that the dollar amount or number of Registrable Securities which the Requesting Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the securities, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Requesting Holders (pro rata among the Requesting Holders based, for each such holder, on the percentage derived by dividing (x) the number of Registrable Securities which such holder has requested to include in such Demand Registration by (y) the aggregate number of Registrable Securities which all such holders have requested to include) (such proportion is referred to herein as “Pro Rata”) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities have not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons, Pro Rata, and that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities have not been reached under the foregoing clauses (i), (ii), and (iii), securities that other security holders of the Company desire to sell, Pro Rata, that can be sold without exceeding the Maximum Number of Securities.

(b) Piggy-Back Registration Cutback. If the managing underwriter or underwriters for a Piggy-Back Registration that is to be an Underwritten Offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock or other securities which the Company desires to sell, taken together with securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under Section 2.03, and the securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then the Company shall include in any such registration:

(i) If the registration is undertaken for the Company’s account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to Section 2.03, that can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such Persons, pro rata, and that can be sold without exceeding the Maximum Number of Securities; and

(ii) If the registration is a “demand” registration undertaken at the demand of Persons other than the holders of Registrable Securities, (A) first, the shares of Common Stock or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to Section 2.03, that can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons, pro rata, that can be sold without exceeding the Maximum Number of Securities.

2.05 Cancellation of Registration. A majority of the Requesting Holders shall have the right to cancel a proposed Registration of Registrable Securities pursuant to Section 2.01 when, (i) in their discretion, market conditions are so unfavorable as to be seriously detrimental to an offering pursuant to such Registration or (ii) the request for cancellation is based upon material adverse information relating to the Company that is different from the information known to the Requesting Holders at the time of their written request for a Demand Registration. Such cancellation of a Registration shall not be counted as one of the three (3) Registrations provided for in Section 2.01 above.

2.06 Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement in respect of a Demand Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest possible period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to the Demand Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 2.06.

ARTICLE III

COMPANY PROCEDURES

3.01 General Procedures. If and whenever the Company is required to register Registrable Securities, the Company will use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

(a) prepare and file with the SEC as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until the Registrable Securities covered by such Registration Statement have been sold;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

(c) deliver to the Holders and the underwriters, if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request (the Company hereby consenting to the use of each such Prospectus (or preliminary prospectus) by the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus (or preliminary prospectus)), and a reasonable number of copies of the then-effective Registration Statement and any post-effective amendments thereto and any supplements to the Prospectus, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(d) prior to any public offering of Registrable Securities, register or qualify or cooperate with the Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Holders or underwriters may designate in writing and do anything else necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(e) cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(f) provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(g) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(h) at least three (3) days prior to the filing of any Registration Statement or prospectus or any amendment or supplement to such Registration Statement or prospectus or any document that is to be incorporated by reference into such Registration Statement or prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

(i) notify the Holders at any time when a prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus (or preliminary prospectus) included in such Registration Statement, as then in effect, includes a Misstatement, and then correct such Misstatement as set forth in Section 3.04;

(j) permit a representative of the Holders, the underwriters, if any, and any attorney or accountant retained by such Holders or underwriter to participate, at each such Person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

(k) obtain a “cold comfort” letter from the Company’s independent public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter may reasonably request, and reasonably satisfactory to a majority in interest of the participating Holders;

(l) on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or underwriter may reasonably request and as are customarily included in such opinions, and reasonably satisfactory to a majority in interest of the participating Holders;

(m) in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(n) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(o) if the Registration involves the registration of Registrable Securities involving gross proceeds in excess of $100,000,000, use its reasonable efforts to make available senior executives of the Company and its subsidiaries to participate in customary “road show” presentations that may be reasonably requested by the underwriter in any Underwritten Offering; and

(p) otherwise cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.02 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders will bear all incremental selling expenses relating to the sale of the Registrable Securities, such as underwriters’ commissions and discounts, brokerage fees, underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all fees and expenses of any legal counsel representing the Holders.

3.03 Requirements for Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements.

3.04 Suspension of Sales. Upon receipt of written notice from the Company that a Registration Statement or Prospectus (or preliminary prospectus) contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus (or preliminary prospectus) correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus (or preliminary prospectus) may be resumed.

3.05 Reporting Obligations; Rule 144. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be reporting under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings; provided, however, that any such reports filed with the SEC on EDGAR may be considered furnished for the purposes of this Section 3.05. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (“Rule 144”). Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.06 Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, the Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information or affidavit furnished in writing to the Company by or on behalf of such Holder expressly for use therein. The Company will indemnify the underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holder.

(b) In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, and, to the extent permitted by law, will indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify will be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities will be in proportion to and limited to the gross proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities will indemnify the underwriters, their officers, directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to indemnification of the Company.

(c) Any Person entitled to indemnification herein will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Company and each Holder of Registrable Securities participating in the offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

(e) If the indemnification provided for in this Section 3.06 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 3.06(e) shall be limited to the amount of the gross proceeds received by such Holder in the offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections (a) through (c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.06(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 3.06(e). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 3.06(e) from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE IV

MISCELLANEOUS

4.01 Notices. Any notice or communication under this Agreement must be in writing and given by (a) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivery in person or by courier service providing evidence of delivery, or (c) transmission by telecopy. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by hand, courier service, or telecopy, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed to the addressee at the address set forth below such Person’s signature on the signature pages to this Agreement. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address will become effective thirty (30) days after delivery of such notice as provided in this Section 4.01.

4.02 Assignment; No Third Party Beneficiaries.

(a) This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned by the Company in whole or in part. Prior to the expiration of the applicable Lock-up Period, this Agreement and the rights, duties and obligations of the Holders hereunder may be assigned by any Holder of a class of Registrable Securities in conjunction with and to the extent of any valid transfer of such class of Registrable Securities by any such Holder. Following the expiration of the applicable Lock-up Period, only the Sponsor may assign or delegate its rights, duties and obligations hereunder in conjunction with and to the extent of any valid transfer of such class of Registrable Securities held by the Sponsor.

(b) No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 4.01 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 4.02 shall be null and void.

(c) This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and the permitted assigns of the Holders or of any assignee of the Holders. This Agreement is not intended to confer any rights or benefits on any persons not a party hereto other than as expressly set forth in this Section 4.02.

4.03 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

4.04 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION.

4.05 Amendments and Modifications. Upon the written consent of the Company and the Holders who hold at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

4.06 Other Registration Rights. The Company will not grant to any Person the right to require the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, which conflicts with the registration rights granted hereunder.

4.07 Termination. This Agreement shall terminate and the registration rights granted hereunder shall expire on the date that is five (5) years after the Prospectus Date; provided that such termination and expiration shall not affect registration rights exercised prior to such date; provided, further that the provisions of Section 3.06 shall survive any such termination.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:
ORBIT ACQUISITION CORP., a Delaware corporation
By:
Garry N. Hubbard Chief Executive Officer and President
Address: 623 Fifth Avenue, 19th Floor New York, NY 10022 Fax: [ ]

HOLDERS:
ORBIT HOLDINGS, LLC, a Delaware limited liability company
By:
[ ] Authorized Person
Address: 623 Fifth Avenue, 19th Floor New York, New York 10022 Fax: [ ]

Michael Childers Address:

David E. Constable Address:

Jerry R. Repass Address:

Signature Page to Registration Rights Agreement